Cash and cash equivalents (Details) - BRL (R$) R$ in Thousands	Dec. 31, 2023		Dec. 31, 2022		Dec. 31, 2021	Dec. 31, 2020
Cash and cash equivalents.
Cash	R$ 2		R$ 7
Bank account	3,407		6,546
Financial investments	92,455		39,212
Cash and cash equivalents	R$ 95,864	[1]	R$ 45,765	[1]	R$ 309,893	R$ 311,156
Average gross yield of deposits	104.00%		103.00%

[1]	The Company invests in short-term fixed income investment funds with daily liquidity and no material risk of change in value. Financial investments presented an average gross yield of 104% of the annual CDI rate on December 31, 2023 (103% on December 31, 2022). All investments are highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value and correspond to the cash obligations for the period.